Management Fees Fee Waiver Or Reimbursement Over Assets [Member] Investment Strategy - AB Large Cap Value Fund	Jun. 30, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL STRATEGIES
Strategy Narrative [Text Block]
The Fund invests in a diversified portfolio of equity securities of large capitalization value companies. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies meeting the Adviser’s value criteria. For purposes of this policy, companies meeting the Adviser’s value criteria are those companies with securities included in the Russell 3000® Value Index. Also, for purposes of this policy, large capitalization companies are those companies falling within the market capitalization range of companies in the Russell 1000® Value Index. As of June 30, 2026, the market capitalization of companies in the Russell 1000® Value Index ranged from approximately $607.5 million to $4.2 trillion. The Fund invests primarily in U.S. companies but also invests in non‑U.S. companies.
In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not fully reflected in the current market price of their securities.
The Adviser’s fundamental analysis depends heavily upon its internal research staff. The research staff of company and industry analysts covers a research universe that includes the majority of the capitalization of the Russell 1000® Value Index. The Adviser typically projects a company’s financial performance over a full economic cycle, including a trough and a peak. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid‑economic cycle growth for the fifth year.
The Fund’s management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.
The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.
The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.
The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.